                                                                    Exhibit 23.1
                                                                    ------------




                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors
The Judge Group, Inc.
Bala Cynwyd, Pennsylvania


        We consent to the incorporation by reference in the Registration Statement on Form S-8 of The Judge Group, Inc. of our report dated February 27, 1999.



                                                 RUDOLPH, PALITZ LLC






Blue Bell, Pennsylvania
March 28, 2000

                                                                    Exhibit 23.1
                                                                    ------------



                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors
Judge.com, Inc. (formerly The Judge Group, Inc.)
Bala Cynwyd, Pennsylvania


         We consent to the incorporation by reference in the Registration Statement on Form S-8 of Judge.com, Inc., (formerly The Judge Group, Inc.) of our report dated February 25, 2000.



                                                 RUDOLPH, PALITZ LLC






Blue Bell, Pennsylvania
March 28, 2000